UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 4, 2020

Westlake Chemical Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard,	Suite 600
Houston,	Texas	77056
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WLK	The New York Stock Exchange
1.625% Senior Notes due 2029	WLK29	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 8.01. Other Events.

Repayment of Revolving Credit Facility Borrowings

As previously reported, on March 20, 2020, out of an abundance of caution, Westlake Chemical Corporation (the “Company”) borrowed $1 billion under its $1 billion revolving credit facility that is scheduled to mature on July 24, 2023 (the “Credit Agreement”) to ensure ample financial flexibility in light of the uncertainty in the global financial markets caused by the Coronavirus pandemic. The Company indicated at that time its expectation that it would repay these borrowings when the uncertainty in the global financial markets sufficiently subsided.

The Company believes the various initiatives of the Federal Reserve Board and the U. S. Federal Government enacted after the Coronavirus pandemic outbreak in the United States have stabilized the financial markets, and the gradual opening of economic activities in the United States and abroad have also improved economic conditions.  Thus, on June 4, 2020, the Company fully repaid the $1 billion of borrowings under the Credit Agreement and, as a result, has no current borrowings outstanding under its revolving credit facility.  The $1 billion revolving credit facility remains available to the Company for future borrowings.

The material terms of the Credit Agreement are described in the section “Liquidity and Capital Resources—Debt—Credit Agreement” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the Securities and Exchange Commission on February 19, 2020 (the “2019 Form 10-K”). A copy of the Credit Agreement is an exhibit to the 2019 Form 10-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished herewith:
104    The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION
Date:	June 4, 2020	By:	/S/ ALBERT CHAO
Albert Chao President and Chief Executive Officer